EXHIBIT F
                            LAWRENCE B. SEIDMAN, ESQ.
                              Koll Executive Center
                                 100 Misty Lane
                                 P. O. Box 5430
                              Parsippany, NJ 07054
                                   May 4, 1998




Mr.  Jeffrey Greenberg
Heritage Management
P. O. Box 627
50 W. Ridgewood Avenue
Ridgewood, New Jersey 07451


Dear Mr. Greenberg:

     The following are the terms and conditions in reference to the investment account for the purchase of stock in public companies:

     1. A margin brokerage account will be opened at Bear Stearns through The Benchmark Company, Inc., in the name of Jeffery Greenberg.

     2. The account will be a discretionary account with Larry Seidman having the Power of Attorney to buy and sell stock in said account provided all funds deposited into the account are for Jeffery Greenberg and all stock purchased in the account is in the name of Jeffery Greenberg.

     3. The account will be funded with an additonal $100,000.00

     4. Jeffery Greenberg shall have the right to terminate the relationship anytime after May 15, 2000.

     5. Upon such termination, my discretion shall be terminated automatically.

     6. My compensation shall be 1/4 of 1% of the value of the assets in the account computed as of the last day of each calendar quarter. An incentive fee will be paid me equal to 20% of the net profits earned in the account as of the termination date whether same shall be the above termination date or later if

Mr. Jeffery Greenberg
May 4, 1998
Page 2



     agreed to between the parties. 100% of all funds shall go to Jeffery Greenberg until 100% of the capital is returned, and then the division shall be 80% to Steven Greenberg and 20% to Larry Seidman.

     7. I shall have the sole right to vote the shares in the account until termination of my Power of Attorney.

     8. In the event any portion of this agreement is not in compliance with law, then Jeffery Greenberg shall have the sole right to terminate this letter, and an accounting shall be done based upon the above quoted administrative fee and profit participation to the date of the termination.

                                                       Very truly yours,
                                                       LAWRENCE B. SEIDMAN


AGREED AND ACCEPTED:


Jeffery Greenberg

                             LAWRENCE B.SEIDMAN ESQ
                              Koll Executive Center
                                 100 Misty Lane
                                 P.O. Box 5430
                              Parsippany, NJ 07054
                                   May 4, 1998



Mr.  Steven Greenberg
Heritage Management
P. O. Box 627
50 W. Ridgewood Avenue
Ridgewood, New Jersey 07451


Dear Mr. Greenberg:

     The following are the terms and conditions in reference to the investment account for the purchase of stock in public companies:

     1. A margin brokerage account will be opened at Bear Stearns through The Benchmark Company, Inc., in the name of Steven Greenberg.

     2. The account will be a discretionary account with Larry Seidman having the Power of Attorney to buy and sell stock in said account provided all funds deposited into the account are for Steven Greenberg and all stock purchased in the account is in the name of Steven Greenberg.

     3. The account will be funded with a minimum of $50,000.00.

     4. Steven Greenberg shall have the right to terminate the relationship anytime after May 15, 2000.

     5. Upon such termination, my discretion shall be terminated automatically.

     6. My compensation shall be 1/4 of 1% of the value of the assets in the account computed as of the last day of each calendar quarter. An incentive fee will be paid me equal to 20% of the net profits earned in the account as of the termination date whether same shall be the above termination date or later if

Mr. Steven Greenberg
May 4, 1998
Page 2



     agreed to between the parties. 100% of all funds shall go to Steven Greenberg until 100% of the capital is returned, and then the division shall be 80% to Steven Greenberg and 20% to Larry Seidman.

     7. I shall have the sole right to vote the shares in the account until termination of my Power of Attorney.

     8. In the event any portion of this agreement is not in compliance with law, then Steven Greenberg shall have the sole right to terminate this letter, and an accounting shall be done based upon the above quoted administrative fee and profit participation to the date of the termination.

                                                        Very truly yours,


                                                        LAWRENCE B. SEIDMAN


AGREED AND ACCEPTED:


Steven Greenberg

                           Lawrence B. Seidman, Esq.
                             Koll Executive Center
                                 100 Misty Lane
                                 P. O. Box 5430
                              Parsippany, NJ 07054
                                December 17, 1997


Mr. Joseph Rolandelli
42 Howe Avenue
Wayne, New Jersey 07470

Dear  Mr. Rolandelli:

     The following are the terms and conditions in reference to the investment account for the purchase of publicly traded securities:

     1. A brokerage account will be opened at Bear Stearns in the name of Karen Rolandelli and Debra Rolandelli.

     2. The account will be a discretionary account with Larry Seidman having the Power of Attorney to buy and sell stock in said account provided all funds deposited into the account are for Karen Rolandelli and Debra Rolandelli and all stock purchased in the account is in the name of Karen Rolandelli and Debra Rolandelli.

     3. The account will be funded with a minimum of $100,000 and will not be margined without written consent of Joseph Rolandelli.

     4. Joseph Rolandelli or Debra Rolandelli or Karen Rolandelli shall have the right to terminate the relationship anytime after December 17, 1999.

     5. Upon such termination, my discretion shall be terminated automatically.

     6. My compensation shall be 1/4 of 1% of the value of the assets in the account computed as of the last day of each calendar quarter. An incentive fee will be paid me equal to 20% of the net profits earned in the account as of the termination date whether same shall be the two year anniversary date or later if agreed to between the parties. 100% of all funds shall go to Karen Rolandelli and Debra Rolandelli until 100% of the capital is returned, and then the division shall be 80% to Karen Rolandelli and Debra Rolandelli and 20% to Larry Seidman.

Mr. Joseph  Rolandelli
December 17, 1997
Page 2




     7. Net profits shall be defined to be the amount earned in the account.

     8. I shall have the sole right to vote the shares in the account until termination of my Power of Attorney.

     9. In the event any portion of this agreement is not in compliance with law, then Karen Rolandelli and Debra Rolandelli shall have the sole right to terminate this letter, and an accounting shall be done based upon the above-quoted administrative fee and profit participation to the date of the termination.

     10. As you are aware the investment in publicly traded securities has an inherent risk in that the price of any security can go down and cause a loss in the account. Your signature on a copy of this letter acknowledges that you are aware of the risk factor of owning publicly traded securities. Very truly yours,



                                                      Lawrence  B. Seidman

AGREED AND ACCEPTED:

                       12/17/98
Joseph Rolandelli      Dated



Karen Rolandelli       Dated




Debra Rolandelli       Dated